UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1901, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Reviews.

On October 19, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of SunPower Corporation (the “Company”), based upon the recommendation of management, determined that the Company’s (i) audited financial statements included in the Company’s Annual Report on Form 10-K for the period ended January 1, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2023 (the “Form 10-K”), (ii) unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2023, filed with the SEC on May 3, 2023 (the “Q1 2023 Form 10-Q”), and (iii) unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 2, 2023, filed with the SEC on August 2, 2023 (the “Q2 2023 Form 10-Q,” and collectively, the “Affected Periods”), as well as the relevant portions of any communication which describe or are based on such financial statements, should no longer be relied upon. The Company plans to restate, as soon as practicable, the financial statements for the Affected Periods in amendments to the Form 10-K, the Q1 2023 Form 10-Q, and the Q2 2023 Form 10-Q, respectively (collectively, the “Restatement”).

In connection with the preparation of the financial statements, the Company preliminarily determined that the value of consignment inventory of microinverter components at certain third-party locations had been overstated in the Affected Periods in the range of approximately $16 million to $20 million, resulting in the associated cost of revenue being understated. At this time, the Company has not fully completed its review, and the expected financial impact of the errors described above is preliminary and subject to change. Additionally, the Company is correcting other immaterial errors in the Affected Periods.

Upon evaluation of the impact to Affected Periods, the Company’s management has concluded that in light of the matters described above, a material weakness exists in the Company’s internal control over financial reporting. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Company’s amended Form 10-K.

The Company’s management also has concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of January 1, 2023 and the Company’s disclosure controls and procedures were not effective as of April 2, 2023 and July 2, 2023. In addition, as a result of the material weakness, Ernst & Young LLP, the Company’s independent registered public accounting firm for the year ended January 1, 2023 (“EY”), has determined that its report on internal control over financial reporting as of January 1, 2023, dated March 9, 2023 and included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2023 filed with the SEC on March 10, 2023, will be revised to an adverse opinion that internal control over financial reporting was ineffective and reissued.

The Company and Bank of America, N.A., the administrative agent and collateral agent for the lenders (the “Agent”) under the Credit Agreement dated as of September 12, 2022 (as amended by the First Amendment, dated as of January 26, 2023, the “Credit Agreement”), among the Company, the lenders party thereto from time to time, and the Agent are currently negotiating the terms and conditions of a consent and waiver to address the effects of the Restatement under the Credit Agreement.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with EY.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. All statements, other than statements of historical fact, are forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with regard to any restated items in its financial statements for the Affected Periods disclosed herein and the estimated amounts and impacts thereof; the anticipated timing of the filing of the Company’s financial statements for the Affected Periods with the SEC, and the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting. Factors that could cause or contribute to such differences include: the time and effort required to complete the restatement and amend the related Form 10-K and Form 10-Q filings, and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified above, those discussed in the section titled “Risk Factors” included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2023, and the Company’s other filings with the SEC. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2023 Management Career Transition Plan

On October 18, 2023, the Compensation Committee of the Board of the Company approved and adopted the Amended and Restated 2023 Management Career Transition Plan (the “Plan”). As of that date, the Plan superseded and replaced the 2023 Management Career Transition Plan (the “Prior Plan”). Each of the named executive officers of the Company, other than the Chief Executive Officer, are eligible to participate in the Plan. With the exception of certain administrative provisions, the terms of the Plan are the same as the terms of the Prior Plan, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2023, except that the Plan (i) requires that a participant designated as an “executive” hold the title of Executive Vice President and report directly to the Chief Executive Officer and (ii) provides that the Company may generally provide a cash amount equal to 12 times the monthly premium that the executive would be required to pay to continue group health coverage under COBRA.

The above description of the Plan is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2023 Management Career Transition Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

October 24, 2023	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer